UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                  May 16, 2005

                Date of report (Date of earliest event reported)

                              CYANOTECH CORPORATION


             (Exact name of registrant as specified in its charter)



NEVADA                          000-14602                       91-1206026
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)


       73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

                    (Address of principal executive offices)

                                (808) 326 - 1353

                         (Registrant's telephone number)

                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2005, Cyanotech Corporation issued a press release addressing financial results for its fiscal year 2005 fourth quarter & year-end, (quarter ended March 31, 2005) and forward-looking statements. The press release, dated May 16, 2005 and titled "Cyanotech Corporation Reports Fourth Quarter And Fiscal Year-End 2005 Financial Results", is attached hereto as Exhibit 99.1.

In conjunction with that press release, the Registrant conducted a conference call on May 16, 2005 to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Current Report, including the exhibits hereto, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated May 16, 2005 announcing financial results for fiscal year 2005 fourth quarter and year-end (ended March 31, 2005.)

99.2 Transcript of conference call conducted by the registrant on May 16, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Cyanotech Corporation (Registrant)




May 18, 2005          By: /S/ Jeffrey H. Sakamoto
                          -----------------------
                          Jeffrey H. Sakamoto
                          Vice President - Finance & Administration
                          (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
 No.
------                         Description
                               -----------
99.1 Press release dated May 16, 2005 announcing financial results for fiscal year 2005 fourth quarter and year-end (ended March 31, 2005.)

99.2 Transcript of conference call conducted by the registrant on May 16, 2005.